UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: May 31

Date of reporting period: February 28, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2017

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 100.2%
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 1.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	3,670,000		$3,651,650	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	690,000		683,100	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,480,000		1,529,950	(a)

Total Auto Components					5,864,700

Diversified Consumer Services - 1.3%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,400,000		1,267,000	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	140,183	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,510,000		3,847,838	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		200,494
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		916,300

Total Diversified Consumer Services					6,371,815

Hotels, Restaurants & Leisure - 4.2%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,114,178		1,114,178	(a)(b)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	2,270,000		2,235,950	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	730,000		789,860
CCM Merger Inc., Senior Notes	9.125%	5/1/19	967,000		997,629	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	570,000		602,775
EI Group PLC, Senior Secured Bonds	6.500%	12/6/18	1,589,000	GBP	2,137,654
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	850,000		891,438
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	650,000		684,125	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	2,700,000		2,808,000	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,200,000		1,251,000	(a)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,130,000		1,162,578	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	780,000		830,700	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	660,000		703,725	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,485,000		1,555,538	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	3,670,000		3,848,912	(a)

Total Hotels, Restaurants & Leisure					21,614,062

Household Durables - 0.3%
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	150,000		153,375	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	220,000		229,900
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,210,000		1,273,525	(a)

Total Household Durables					1,656,800

Leisure Products - 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	940,000		853,050	(a)

Media - 6.6%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	780,000		834,600	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	1,150,000		1,236,250	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	710,000		761,475	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,360,000		3,545,378

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	570,000		$663,890
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,090,000		1,171,750
DISH DBS Corp., Senior Notes	5.875%	11/15/24	690,000		737,438
DISH DBS Corp., Senior Notes	7.750%	7/1/26	560,000		656,600
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		21,875
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,011,225		391,850	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000		692,613	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,130,000		1,097,512	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	2,710,000		2,760,785	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,760,000		2,870,400	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	491,000		549,386
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000		1,469,306
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,576,303	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	253,000		266,599	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	410,000		405,900	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	112,310	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	3,200,000		3,069,613
Viacom Inc., Senior Notes	4.375%	3/15/43	2,380,000		2,096,156
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000		2,183,850	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,270,000		1,339,850	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	2,970,000		3,014,550	(a)

Total Media					33,526,239

Multiline Retail - 0.2%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	240,000		255,900
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	260,000		209,300
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	1,170,000		740,025	(a)

Total Multiline Retail					1,205,225

Specialty Retail - 2.0%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,180,000		2,287,648	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,330,000		1,376,550	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	2,430,000		2,180,925	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	610,000		622,200	(a)
L Brands Inc., Senior Notes	6.875%	11/1/35	340,000		328,525
PetSmart Inc., Senior Notes	7.125%	3/15/23	310,000		304,963	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,280,000		1,308,800
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,660,000		1,693,200	(a)

Total Specialty Retail					10,102,811

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,140,000		1,134,300	(a)

TOTAL CONSUMER DISCRETIONARY					82,329,002

CONSUMER STAPLES - 4.3%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	990,000		935,550	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	830,000		859,050
DS Services of America Inc., Secured Notes	10.000%	9/1/21	760,000		828,400	(a)

Total Beverages					2,623,000

Food & Staples - 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,000,000		1,025,000	(a)

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,290,000		1,252,913	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - 2.7%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	1,570,000	$1,601,400	(a)
BRF SA, Senior Notes	4.750%	5/22/24	422,000	424,616	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	540,000	560,250	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,200,000	2,244,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,280,000	1,303,040	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	426,913	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,180,000	1,218,350	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	2,090,000	2,131,800	(a)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	2,000,000	2,026,260	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,920,000	2,025,600	(a)

Total Food Products				13,962,229

Household Products - 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	546,975
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	371,875
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	406,258

Total Household Products				1,325,108

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,250,000	1,085,937
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	720,000	741,600	(a)

Total Tobacco				1,827,537

TOTAL CONSUMER STAPLES				22,015,787

ENERGY - 21.6%
Energy Equipment & Services - 1.0%
CGG, Senior Notes	6.500%	6/1/21	550,000	265,375
CGG, Senior Notes	6.875%	1/15/22	620,000	300,700
Ensco PLC, Senior Notes	4.700%	3/15/21	310,000	303,335
Ensco PLC, Senior Notes	5.750%	10/1/44	340,000	266,900
Pride International Inc., Senior Notes	6.875%	8/15/20	260,000	274,950
Pride International Inc., Senior Notes	7.875%	8/15/40	1,610,000	1,505,350
SESI LLC, Senior Notes	6.375%	5/1/19	1,110,000	1,116,937
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,030,000	516,339	*(a)(d)(e)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	700,000	722,750	(a)

Total Energy Equipment & Services				5,272,636

Oil, Gas & Consumable Fuels - 20.6%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	60,756
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	580,000	356,700	*(e)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,384,000	851,160	*(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,636,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,640,000	1,906,500	(a)
Cheniere Corpus Christi Holdings LLC, Senior Notes	5.875%	3/31/25	2,370,000	2,515,162	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,706,400
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	110,000	101,750
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,802,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	512,400
Continental Resources Inc., Senior Notes	5.000%	9/15/22	830,000	848,675
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	985,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	130,000	$121,063
Continental Resources Inc., Senior Notes	4.900%	6/1/44	610,000	538,325
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	800,000	831,000
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	303,214
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	440,000	456,500	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	259,576	272,713	(c)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	29,160
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,412,775
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	284,925
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,652,560
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	89,644
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	146,738
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	564,024
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,128,777	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	638,975
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	4,320,000	4,449,600	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	550,000	580,250	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,102,591
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,764,748
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	912,000	922,852	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	557,990	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	756,650	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(f)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	2,080,000	2,038,400	(a)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	930,000	951,158	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	670,000	606,350	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,586,250	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,626,625	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,350,000	1,356,750
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,973,425
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	804,813
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	570,000	603,151	(c)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	1,410,000	1,588,012	(b)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	970,000	967,090
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,400,000	1,443,400
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,210,000	1,125,300
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,040,094
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	4,252,725
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	900,000	873,351
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	8,375,000	3,350,000	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	3,535,000	3,878,602
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	2,097,000	2,039,123
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,376,171	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,726,620	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	969,804	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,850,000	3,028,125

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	$1,132,200	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,144,900	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	301,058	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,070,000	1,132,879	(a)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	1,100,000	1,130,250	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	819,972
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	307,696	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,710,000	1,761,300
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,880,000	3,744,200
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	922,284	880,781	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,390,000	1,450,812	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,480,000	1,550,300	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	220,000	230,175
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	666,169
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,480,500
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,932,139
Ultrapar International SA, Senior Notes	5.250%	10/6/26	500,000	505,050	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	670,000	679,213
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	584,350
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	401,625
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	740,000	728,900
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	693,600
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	626,333
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,532,650
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	465,475
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,510,000	1,549,637
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	258,750
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	906,920	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	1,050,225	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	996,176	(a)

Total Oil, Gas & Consumable Fuels				104,737,151

TOTAL ENERGY				110,009,787

FINANCIALS - 13.4%
Banks - 6.6%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	546,750	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000	463,613	(a)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,200,000	1,312,116	(g)(h)
Bank of America Corp., Notes	6.875%	4/25/18	390,000	412,621
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000	511,604
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,659,750
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	3,161,466	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,690,937
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	420,000	446,828	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	240,000		$253,512	(a)(g)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,360,000		1,386,860	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000		499,375
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000		2,194,200
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	660,000		697,950	(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,260,000		1,398,600	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,160,000		2,316,157	(a)(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	3,230,000		3,391,500	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	660,000		775,500	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	760,000		804,840	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		770,452
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		568,785
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,810,000	AUD	1,393,009	(c)(g)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	1,240,000	GBP	1,606,518	(c)(g)(h)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	2,700,000		2,796,012	(c)(g)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	400,000		403,943	(a)

Total Banks					33,462,898

Capital Markets - 2.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	840,000		865,014
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,580,000		1,643,200	(a)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		345,790
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,581,343
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,504,774
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,881,880	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		494,387

Total Capital Markets					10,316,388

Consumer Finance - 2.1%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		147,852
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		551,475	(g)(h)
American Express Co., Notes	7.000%	3/19/18	260,000		274,576
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,100,207
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	840,000		899,850
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		260,969
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	1,920,000		2,004,000	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,520,000		3,683,504	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,760,000		1,656,600	(a)

Total Consumer Finance					10,579,033

Diversified Financial Services - 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		611,337
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		683,277
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		192,488
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,346,700	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - (continued)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		$1,623,864
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,015,813
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		250,132
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		3,128,306
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		656,027
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,080,000	GBP	1,386,725	(c)(g)(h)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,000,000		1,010,000	(a)

Total Diversified Financial Services					11,904,669

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000		658,125	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	525,532	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		584,800
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		310,625	(a)

Total Insurance					2,079,082

TOTAL FINANCIALS					68,342,070

HEALTH CARE - 5.3%
Biotechnology - 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	580,000		562,600	(a)

Health Care Equipment & Supplies - 0.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	470,000		404,200
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,030,000		1,104,675	(a)

Total Health Care Equipment & Supplies					1,508,875

Health Care Providers & Services - 3.2%
Centene Corp., Senior Notes	5.625%	2/15/21	830,000		875,650
Centene Corp., Senior Notes	4.750%	5/15/22	920,000		957,950
Centene Corp., Senior Notes	6.125%	2/15/24	630,000		685,125
Centene Corp., Senior Notes	4.750%	1/15/25	2,270,000		2,340,937
DaVita Inc., Senior Notes	5.750%	8/15/22	1,150,000		1,203,187
DaVita Inc., Senior Notes	5.125%	7/15/24	1,210,000		1,237,225
DaVita Inc., Senior Notes	5.000%	5/1/25	2,110,000		2,128,336
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000		868,175
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,137,986
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,180,000		1,159,350
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	290,000		314,650	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,540,000		1,620,850
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	670,000		677,538

Total Health Care Providers & Services					16,206,959

Pharmaceuticals - 1.7%
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,760,000		1,645,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000		466,650	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	940,000		867,150	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	310,000		277,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,820,000		4,362,100	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	580,000		474,875	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	710,000		568,000	(a)

Total Pharmaceuticals					8,661,825

TOTAL HEALTH CARE					26,940,259

INDUSTRIALS - 8.5%
Aerospace & Defense - 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,700,000		1,687,250	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,060,000		1,085,175

Total Aerospace & Defense					2,772,425

Air Freight & Logistics - 0.3%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000		1,401,487	(a)

Airlines - 0.4%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	337,303		350,373	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	1,278		1,295
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	238,047		269,290
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	1,300,000	GBP	1,613,105	(c)

Total Airlines					2,234,063

Building Products - 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,510,000		1,510,000	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	660,000		689,700	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	980,000		1,021,650	(a)

Total Building Products					3,221,350

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - 2.1%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,170,000		$1,187,550	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	590,000		567,875	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000		1,890,025	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	1,530,000		1,577,813	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	490,000		512,513
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	200,000		213,150
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,310,000		1,342,174
West Corp., Senior Notes	5.375%	7/15/22	3,550,000		3,423,087	(a)

Total Commercial Services & Supplies					10,714,187

Construction & Engineering - 0.6%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	910,000		960,050	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,065,320		1,044,014	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	950,000		964,250	(a)

Total Construction & Engineering					2,968,314

Electrical Equipment - 0.1%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	470,000		475,875	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	222,364	(a)

Total Electrical Equipment					698,239

Industrial Conglomerates - 0.1%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000		402,000	(a)

Machinery - 1.2%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,420,000		3,488,400	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	880,000		833,800	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	1,840,000		1,890,600	(a)

Total Machinery					6,212,800

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000		1,290,575	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	810,000		170,100	*(e)

Total Marine					1,460,675

Road & Rail - 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,627,000		2,397,137	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,620,000		1,668,600	(a)

Total Road & Rail					4,065,737

Trading Companies & Distributors - 0.5%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	290,000		271,150	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,020,000		2,136,150

Total Trading Companies & Distributors					2,407,300

Transportation - 0.6%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	1,440,000		1,380,240	(a)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	250,000		251,053	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,583,548		1,179,743	(a)(b)

Total Transportation					2,811,036

Transportation Infrastructure - 0.3%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	480,000		504,624	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000		1,240,471	(a)

Total Transportation Infrastructure					1,745,095

TOTAL INDUSTRIALS					43,114,708

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment, Instruments & Components - 0.3%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	1,280,000	$1,304,807
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	440,000	435,050

Total Electronic Equipment, Instruments & Components				1,739,857

Internet Software & Services - 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	953,700

IT Services - 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000	140,250	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,000,000	1,024,980	(a)

Total IT Services				1,165,230

Technology Hardware, Storage & Peripherals - 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	1,620,000	1,714,717	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	940,000	1,039,170	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000	410,256
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000	1,287,573
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000	588,700

Total Technology Hardware, Storage & Peripherals				5,040,416

TOTAL INFORMATION TECHNOLOGY				8,899,203

MATERIALS - 12.9%
Chemicals - 2.3%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	617,000	626,255	(a)
Axalta Coating Systems LLC, Senior Notes	4.875%	8/15/24	1,120,000	1,145,200	(a)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,121,586	(c)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	820,000	870,225	(a)
Hexion Inc./Hexion Nova Scotia Finance ULC, Secured Notes	9.000%	11/15/20	260,000	208,650
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	363,614	355,433	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	1,500,000	1,556,250	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000	577,136	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	536,138	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,324,631	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,050,483	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	360,000	368,550	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,650,000	1,744,875	(a)

Total Chemicals				11,485,412

Construction Materials - 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	587,250	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	243,000	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	870,000	947,212	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,130,000	1,011,350	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	810,000	720,900	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	330,000	290,400	(a)

Total Construction Materials				3,800,112

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	$875,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,950,000	3,038,500	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,580,000	1,722,200	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	1,210,000	1,239,494	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	563,550
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,419,800
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	760,000	632,700	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	340,000	352,750	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,515,000	1,565,146	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	170,162	(c)

Total Containers & Packaging				12,579,302

Metals & Mining - 6.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	970,100	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	2,057,000	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,240,000	1,266,350	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	538,304	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,532,475	(a)
ArcelorMittal SA, Senior Notes	7.750%	10/15/39	1,140,000	1,333,800
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	460,000	484,150	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	174,000	180,525
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	490,000	496,125	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	800,950
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,380,000	1,462,800	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	629,000
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	960,000	825,600
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	880,000	943,800	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	2,070,000	2,271,825	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,086,308	29,873	*(a)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	13,946	0	(d)(f)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,180,000	1,216,875	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000	298,475
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	824,810
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,341,243
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	713,000	738,768	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	420,000	432,264
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,160,000	1,294,850	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,778,400	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000	479,550
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	450,000	488,678
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,832,420
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000	3,181,600

Total Metals & Mining				33,730,610

Paper & Forest Products - 0.8%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000	292,396
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	405,000	424,437
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000	205,500
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000	469,453	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	710,000	723,783	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	515,442	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,600,000	1,636,000	(a)

Total Paper & Forest Products				4,267,011

TOTAL MATERIALS				65,862,447

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.8%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	113,300
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	584,250
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000	604,500
GEO Group Inc., Senior Notes	6.000%	4/15/26	710,000	742,660
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	930,000	909,075	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	836,550

Total Equity Real Estate Investment Trusts (REITs)				3,790,335

Real Estate Management & Development - 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,820,000	1,911,000
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,190,000	1,303,050	(a)

Total Real Estate Management & Development				3,214,050

TOTAL REAL ESTATE				7,004,385

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 12.0%
Diversified Telecommunication Services - 6.1%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	910,000	$968,903	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	1,140,000	1,145,091	(a)
British Telecommunications PLC, Bonds	9.125%	12/15/30	240,000	360,048
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000	262,500
CenturyLink Inc., Senior Notes	7.650%	3/15/42	3,255,000	2,994,600
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,410,000	1,473,450	(a)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	470,000	487,494	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,380,000	1,393,800
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	500,000	481,250
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,740,000	2,979,750	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	256,170
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000	93,375
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	1,200,000	1,213,500	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,700,000	1,267,250	*(a)(e)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,000,000	342,500	*(c)(e)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	620,000	665,338	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000	829,920
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,740,000	5,861,975	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,221,076
Windstream Services LLC, Senior Notes	7.750%	10/15/20	3,930,000	4,055,288
Windstream Services LLC, Senior Notes	7.750%	10/1/21	330,000	341,550
Windstream Services LLC, Senior Notes	6.375%	8/1/23	340,000	311,100

Total Diversified Telecommunication Services				31,005,928

Wireless Telecommunication Services - 5.9%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	3,010,000	3,239,512	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000	868,364
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000	440,800	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000	1,338,563	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,400,000	2,898,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000	598,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000	1,394,900
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000	2,641,962	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000	1,784,062
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000	4,366,256
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	1,573,200
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,300,400
Sprint Spectrum Co., LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,940,000	1,952,125	(a)
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	20,000	20,854
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	750,000	795,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	921,172	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	450,000	505,580	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,179,686	(c)

Total Wireless Telecommunication Services				29,818,936

TOTAL TELECOMMUNICATION SERVICES				60,824,864

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES - 2.9%
Electric Utilities - 1.5%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	570,000	$582,825	(a)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	600,000	598,500	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	436,043
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	650,000	739,050	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,600,000	1,090,000
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,000,000	2,017,500	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,840,000	1,904,400

Total Electric Utilities				7,368,318

Gas Utilities - 0.5%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	520,000	530,400	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	70,000	92,277
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	930,000	934,650
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	980,210	(a)

Total Gas Utilities				2,537,537

Independent Power and Renewable Electricity Producers - 0.9%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,699,000	1,771,717	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,312,601	2,960,637

Total Independent Power and Renewable Electricity Producers				4,732,354

TOTAL UTILITIES				14,638,209

TOTAL CORPORATE BONDS & NOTES (Cost - $474,277,028)				509,980,721

ASSET-BACKED SECURITIES - 0.1%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	*(a)(e)
Greenpoint Manufactured Housing, 1999-3 2A2	4.890%	6/19/29	200,000	185,642	(g)
Greenpoint Manufactured Housing, 1999-4 A2	4.270%	2/20/30	200,000	183,023	(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $458,642)				368,666

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	500,000	273,332	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	400,000	260,674	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	400,000	224,904	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $866,595)				758,910

CONVERTIBLE BONDS & NOTES - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	520,000	544,050	(a)

INFORMATION TECHNOLOGY - 0.6%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	630,000	635,122
Finisar Corp., Senior Notes	0.500%	12/15/36	410,000	433,575	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INFORMATION TECHNOLOGY - (continued)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	730,000	$740,493	(a)
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	500,000	506,250	(a)
WebMD Health Corp., Notes	2.625%	6/15/23	350,000	335,125	(a)

Total Information Technology				2,650,565

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,191,934	95,355	(a)(b)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,329,445)				3,289,970

SENIOR LOANS - 1.8%
CONSUMER DISCRETIONARY - 0.9%
Auto Components - 0.6%
American Axle & Manufacturing Holdings Inc.	—	2/1/18	3,058,184	3,058,184	(d)(i)

Hotels, Restaurants & Leisure - 0.1%
Equinox Holdings Inc., Second Lien Term Loan	11.250%	7/31/20	710,000	715,547	(j)(k)

Specialty Retail - 0.1%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	790,000	643,850	(j)(k)

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	599,325	406,043	(j)(k)

TOTAL CONSUMER DISCRETIONARY				4,823,624

ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Hercules Offshore Inc.	—	—	1,253,127	1,099,619	*

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	530,000	575,878	(j)(k)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	329,548	331,196	(j)(k)

Total Oil, Gas & Consumable Fuels				907,074

TOTAL ENERGY				2,006,693

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	397,444	397,842	(j)(k)

Health Care Providers & Services - 0.2%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	924,000	927,465	(j)(k)

TOTAL HEALTH CARE				1,325,307

UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	395,443	362,160	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	874,425	765,122	(j)(k)

TOTAL UTILITIES				1,127,282

TOTAL SENIOR LOANS (Cost - $9,858,939)				9,282,906

SOVEREIGN BONDS - 20.7%
Argentina - 5.1%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,280,000	3,378,400	(a)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	960,000	1,089,600	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,600,000	3,987,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Argentina - (continued)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		$753,725	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,300,000	ARS	1,436,670
Republic of Argentina, Bonds	18.200%	10/3/21	17,200,000	ARS	1,239,837
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,450,000		1,550,775	(a)
Republic of Argentina, Senior Notes	5.625%	1/26/22	620,000		626,975	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	4,760,000		4,986,100	(a)
Republic of Argentina, Senior Notes	6.875%	1/26/27	870,000		871,088	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,192,094		4,496,020
Republic of Argentina, Senior Notes	7.125%	7/6/36	760,000		730,360	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	620,000		625,890	(a)

Total Argentina					25,772,440

Armenia - 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		856,506	(c)

Brazil - 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/23	13,077,000	BRL	4,170,609
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	403,111		420,929

Total Brazil					4,591,538

Colombia - 1.4%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		692,240
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000		5,779,695
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000		837,336

Total Colombia					7,309,271

Costa Rica - 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000		1,461,426	(a)

Croatia - 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000		691,126	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		484,369	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		441,314	(a)

Total Croatia					1,616,809

Dominican Republic - 0.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	120,000		123,000	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,630,000		3,766,125	(a)

Total Dominican Republic					3,889,125

Ecuador - 0.8%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000		1,821,187	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000		995,687	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000		633,938	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	400,000		432,680	(a)

Total Ecuador					3,883,492

Egypt - 0.1%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	570,000		561,000	(a)

Gabon - 0.0%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		240,415	(a)

Ghana - 0.3%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		261,064	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000		1,085,186	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	230,000		241,224	(a)

Total Ghana					1,587,474

Honduras - 0.4%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000		442,348	(c)
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,700,000		1,728,339	(a)

Total Honduras					2,170,687

Hungary - 0.7%
Republic of Hungary, Senior Notes	5.750%	11/22/23	2,942,000		3,327,511
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		333,633

Total Hungary					3,661,144

Indonesia - 1.9%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	265,000		276,784	(c)
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	16,111
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,715,177	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,834,667	(a)

Total Indonesia					9,842,739

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Ivory Coast - 0.6%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	3,028,200		$2,860,604	(c)

Jamaica - 0.2%
Government of Jamaica, Senior Notes	8.000%	3/15/39	750,000		870,000

Jordan - 0.2%
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	850,000		825,826	(a)

Kenya - 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		523,076	(a)

Lithuania - 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,446,200	(a)

Mexico - 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		139,500
United Mexican States, Senior Notes	4.750%	3/8/44	730,000		697,150

Total Mexico					836,650

Pakistan - 0.1%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	260,000		279,577	(a)

Panama - 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		581,900

Paraguay - 0.1%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		757,375	(a)

Peru - 1.4%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,250,000		1,634,375
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		3,935,295
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,404,000		1,816,425

Total Peru					7,386,095

Poland - 0.4%
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		441,910
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		1,525,018

Total Poland					1,966,928

Russia - 2.0%
Russian Federal Bond, Bonds	7.050%	1/19/28	71,630,000	RUB	1,132,955
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000		73,771	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	3,259,220		3,916,865	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		4,990,964	(a)

Total Russia					10,114,555

Senegal - 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		456,255	(c)

Sri Lanka - 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		2,022,908	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		809,346	(c)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	200,000		207,719	(c)

Total Sri Lanka					3,039,973

Tunisia - 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	490,000		467,338	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.4%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000	$267,501
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	881,403
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,250,000	1,190,362

Total Turkey				2,339,266

Ukraine - 0.1%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	550,000	547,487	(a)

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	3,000,000	1,462,500	(c)

Vietnam - 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000	219,389	(c)

TOTAL SOVEREIGN BONDS (Cost - $96,962,040)				105,425,060

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.5%
U.S. Government Obligations - 5.5%
U.S. Treasury Notes	1.375%	9/30/20	8,000,000	7,923,592
U.S. Treasury Notes	1.375%	10/31/20	2,500,000	2,474,170
U.S. Treasury Notes	1.375%	1/31/21	2,000,000	1,973,164
U.S. Treasury Notes	1.375%	4/30/21	3,000,000	2,951,427
U.S. Treasury Notes	1.125%	8/31/21	6,260,000	6,068,162
U.S. Treasury Notes	1.125%	9/30/21	4,000,000	3,871,408
U.S. Treasury Notes	1.875%	1/31/22	1,000,000	999,375
U.S. Treasury Notes	1.500%	8/15/26	2,000,000	1,852,658

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $28,241,398)				28,113,956

			SHARES
COMMON STOCKS - 1.2%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			65,403	604,978	*(d)

ENERGY - 1.1%
Energy Equipment & Services - 0.2%
Hercules Offshore Inc.			37,071	10,454	*(d)
KCAD Holdings I Ltd.			77,972,021	717,342	*(d)

Total Energy Equipment & Services				727,796

Oil, Gas & Consumable Fuels - 0.9%
Magnum Hunter Resources Corp.			175,136	1,970,280	*(d)
MWO Holdings LLC			417	164,236	*(d)
Pacific Exploration and Production Corp.			35,250	1,395,080	*(d)
Pacific Exploration and Production Corp.			25,653	995,336	*

Total Oil, Gas & Consumable Fuels				4,524,932

TOTAL ENERGY				5,252,728

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			12,000	149,160	*(d)

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.			43,516	130,113	*(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			724	0	*(d)(f)

TOTAL INDUSTRIALS				130,113

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

SECURITY‡			SHARES	VALUE
MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			2,829,266	$0	*(d)(f)

TOTAL COMMON STOCKS (Cost - $10,417,709)				6,136,979

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.7%
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Allergan PLC (Cost - $3,369,559)	5.500%		4,188	3,592,383

PREFERRED STOCKS - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Berry Petroleum Co.	6.000%		1,264	17,696	(b)

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Capital XIII	7.409%		5,950	156,783	(g)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		19,340,900	193,409	*(d)

TOTAL PREFERRED STOCKS (Cost - $1,742,062)				367,888

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $0)		4/15/20	9,125	58,172

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $630,523,417)				667,375,611

			SHARES	VALUE
SHORT-TERM INVESTMENTS - 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $2,699,505)	0.479%		2,699,505	2,699,505

TOTAL INVESTMENTS - 131.7% (Cost - $633,222,922#)				670,075,116
Liabilities in Excess of Other Assets - (31.7)%				(161,297,426)

TOTAL NET ASSETS - 100.0%				$508,777,690

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2017

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The coupon payment on these securities is currently in default as of February 28, 2017.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this loan is unfunded as of February 28, 2017. The interest rate for fully unfunded term loans is to be determined.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RSP	— Retail Selling Price
RUB	— Russian Ruble

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$81,214,824	$1,114,178		$82,329,002
Energy	—	109,493,448	516,339		110,009,787
Industrials	—	43,113,413	1,295		43,114,708
Materials	—	65,862,447	0	*	65,862,447
Other Corporate Bonds & Notes	—	208,664,777	—		208,664,777
Asset-Backed Securities	—	1	368,665		368,666
Collateralized Mortgage Obligations	—	758,910	—		758,910
Convertible Bonds & Notes	—	3,289,970	—		3,289,970
Senior Loans:
Consumer Discretionary	—	1,765,440	3,058,184		4,823,624
Energy	—	1,675,497	331,196		2,006,693
Health Care	—	1,325,307	—		1,325,307
Utilities	—	362,160	765,122		1,127,282
Sovereign Bonds	—	105,425,060	—		105,425,060
U.S. Government & Agency Obligations	—	28,113,956	—		28,113,956
Common Stocks:
Consumer Discretionary	—	—	604,978		604,978
Energy	$995,336	1,395,080	2,862,312		5,252,728
Health Care	—	—	149,160		149,160
Industrials	—	—	130,113		130,113
Materials	—	—	0	*	0	*
Convertible Preferred Stocks	3,592,383	—	—		3,592,383
Preferred Stocks:
Energy	—	—	17,696		17,696
Financials	156,783	—	—		156,783
Industrials	—	—	193,409		193,409
Warrants	—	58,172	—		58,172

Total Long-Term Investments	4,744,502	652,518,462	10,112,647		667,375,611

Short-Term Investments†	2,699,505	—	—		2,699,505

Total Investments	$7,444,007	$652,518,462	$10,112,647		$670,075,116

Other Financial Instruments:
Futures Contracts	28,835	—	—		28,835
Forward Foreign Currency Contracts	—	221,210	—		221,210

Total Other Financial Instruments	$28,835	$221,210	—		$250,045

Total	$7,472,842	$652,739,672	$10,112,647		$670,325,161

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$146,913	—	$146,913

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BOND & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		INDUSTRIALS	MATERIALS		ASSET-BACKED SECURITIES
Balance as of May 31, 2016	$708,670	$0	*	—	$0	*	—
Accrued premiums/discounts	18,837	—		—	—		—
Realized gain (loss)	—	—		—	—		—
Change in unrealized appreciation (depreciation)(1)	(18,836)	—		$(45)	(89)		—
Purchases	100,720	—		1,637	89		—
Sales	—	—		(297)	—		—
Acquired in connection with merger	304,787	0	*	—	0	*	—
Transfers into Level 3(2)	—	516,339		—	—		$368,665
Transfers out of Level 3	—	—		—	—		—

Balance as of February 28, 2017	$1,114,178	$516,339		$1,295	$0	*	$368,665

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017(1)	$(18,836)	—		$(45)	—		—

	SENIOR LOAN
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	UTILITIES
Balance as of May 31, 2016	$719,549	$1,238,910	$1,016,361
Accrued premiums/discounts	6,521	5,535	7,877
Realized gain (loss)	303	(51,606)	(8,162)
Change in unrealized appreciation (depreciation)(1)	(26,501)	171,425	(26,989)
Purchases	3,222,580	1,838,480	—
Sales	(4,125)	(2,324,648)	(296,781)
Acquired in connection with merger	189,750	552,719	434,976
Transfers into Level 3	—	—	—
Transfers out of Level 3(3)	(1,049,893)	(1,099,619)	(362,160)

Balance as of February 28, 2017	$3,058,184	$331,196	$765,122

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017(1)	—	$17,517	$(41,093)

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS						PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		ENERGY	INDUSTRIALS	TOTAL
Balance as of May 31, 2016	$426,047	—	$99,535	$315,507	$1		—	—	$4,524,580
Accrued premiums/discounts	—	—	—	—	—		—	—	38,770
Realized gain (loss)	—	—	—	—	—		—	—	(59,465)
Change in unrealized appreciation (depreciation)(1)	5,225	$(1,330,557)	6,750	1,194,282	(1)		$5,056	$(1,380,726)	(1,401,006)
Purchases	—	1,782,576	—	354,243	—		12,640	1,574,135	8,887,100
Sales	—	(27,819)	—	(1,928,378)	—		—	—	(4,582,048)
Acquired in connection with merger	173,706	467,832	42,875	194,459	0	*	—	—	2,361,104
Transfers into Level 3(2)	—	1,970,280	—	—	—		—	—	2,855,284
Transfers out of Level 3(3)	—	—	—	—	—		—	—	(2,511,672)

Balance as of February 28, 2017	$604,978	$2,862,312	$149,160	$130,113	$0	*	$17,696	$193,409	$10,112,647

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2017(1)	$5,225	$(1,330,557)	$6,750	$(224,130)	$(1)		$5,056	$(1,380,726)	$(2,960,840)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At February 28, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$58,008,034
Gross unrealized depreciation	(21,155,840)

Net unrealized appreciation	$36,852,194

Notes to Schedule of Investments (unaudited) (continued)

At February 28, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 2-Year Notes	171	6/17	$37,034,304	$37,005,469	$28,835

At February 28, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	109,700,000	USD	1,604,254	Citibank N.A.	3/9/17	$38,546
USD	1,641,478	INR	109,700,000	Citibank N.A.	3/9/17	(1,321)
EUR	2,400,000	USD	2,563,327	Barclays Bank PLC	4/20/17	(15,026)
EUR	16,752,577	USD	17,875,971	Citibank N.A.	4/20/17	(88,217)
USD	779,741	EUR	731,465	Citibank N.A.	4/20/17	3,078
USD	1,173,477	GBP	936,590	Citibank N.A.	4/20/17	9,911
USD	428,770	PLN	1,746,895	Citibank N.A.	4/20/17	(569)
USD	1,503,783	AUD	1,999,275	UBS AG	4/20/17	(27,359)
USD	19,921,206	EUR	18,665,993	UBS AG	4/20/17	101,802
USD	5,724,113	GBP	4,567,291	UBS AG	4/20/17	49,977
USD	5,038,398	PLN	20,434,157	Barclays Bank PLC	5/15/17	17,896
INR	109,700,000	USD	1,625,667	JPMorgan Chase & Co.	6/15/17	(4,697)
USD	3,765,754	SAR	14,163,000	Bank of America N.A.	7/17/17	(9,724)

Total						$74,297

Abbreviations used in this table:

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
PLN	— Polish Zloty
SAR	— Saudi Arabian Riyal
USD	— United States Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 26, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 26, 2017